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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                           -------------------------


        Date of Report (Date of earliest event reported): March 14, 2001



                        Sykes Enterprises, Incorporated
                        -------------------------------
             (Exact name of registrant as specified in its charter)



    Florida                          0-28274                       56-1383460
---------------              ------------------------            --------------
(State or other              (Commission File Number)            (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                       No.)



             100 N. Tampa Street, Suite 3900, Tampa, Florida 33602
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (813) 274-1000
                        -------------------------------
                        (Registrant's telephone number)




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Item 4.  Changes in Registrant's Certifying Accountant

         The Audit Committee of the Board of Directors of Sykes Enterprises, Incorporated (the "Registrant") is responsible for recommending to the Board of Directors the selection of the Registrant's independent auditors. In connection with the Audit Committee's duties as set forth in the Restated Audit Committee Charter dated April 24, 2000, the Registrant, on behalf of the Audit Committee, requested proposals from accounting firms to serve as the Registrant's independent auditors for 2001. After a review of the written proposals and oral presentations by the firms, the Audit Committee recommended to the Registrant's Board of Directors that the Registrant select Deloitte & Touche LLP.

         On March 14, 2001, with the approval of the Audit Committee and the concurrence of the Board of Directors, the Registrant engaged Deloitte & Touche LLP as its principal accountant to audit the consolidated financial statements of the Registrant for the year ended December 31, 2001. The Registrant dismissed Ernst & Young LLP on March 14, 2001 as its principal accountant, effective upon its completion of its audit of the Registrant's consolidated financial statements for the year ended December 31, 2000. Prior to the engagement of Deloitte & Touche LLP, Ernst & Young LLP has served as the principal accountant to audit the Registrant's consolidated financial statements since January 14, 1999.

         Ernst & Young LLP audited the Registrant's consolidated financial statements for the years ended December 31, 2000, 1999 and 1998, and will issue its audit report dated February 15, 2001 for fiscal year 2000, and has issued audit reports dated February 7, 2000, except for Note 1 as to which the date is October 30, 2000, for fiscal year 1999, and March 5, 1999 for fiscal year 1998. During the two most recent fiscal years and the subsequent interim period preceding March 14, 2001 (date of dismissal), no report of Ernst & Young LLP on the Registrant's consolidated financial statements contained an adverse opinion or a disclaimer of opinion, nor was one qualified as to uncertainty, audit scope, or accounting principles, except that the report dated February 15, 2001 for the year ended December 31, 2000 was modified as to the change in the method of accounting for certain grants and revenues and the report as reissued on October 30, 2000 for the year ended December 31, 1999 included modifications relating to a restatement with respect to the revenue recognition of certain contracts.

         During the two most recent fiscal years and the subsequent interim period preceding March 14, 2001 (date of dismissal), there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreements in connection with its report on the Registrant's consolidated financial statements for any such periods. Ernst & Young LLP has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.

         During the two most recent fiscal years and the subsequent interim period preceding March 14, 2001 (date of dismissal), there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

         During 2000, the Registrant engaged Deloitte & Touche LLP to perform certain internal audit outsourcing services through December 31, 2001. Neither the Registrant nor anyone on its behalf has consulted with Deloitte & Touche LLP regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and



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neither a written report nor oral advice was provided to the Registrant that
Deloitte & Touche LLP concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits:

         16 Letter from Ernst & Young LLP regarding Change in Certifying Accountant



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                                   SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SYKES ENTERPRISES, INCORPORATED



                                  By: /s/ W. Michael Kipphut
                                     ------------------------------------------
                                     W. Michael Kipphut,
                                     Vice President and Chief Financial Officer


Date: March 20, 2001





                        SYKES ENTERPRISES, INCORPORATED

                  Exhibit Index to Current Report on Form 8-K
                              Dated March 20, 2001

         Exhibit
         Number                   Description
         ------                   -----------

         (16) Letter from Ernst & Young LLP regarding Change in Certifying Accountant



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